VAN KAMPEN FOCUS PORTFOLIOS

                             Unit Investment Trusts

                          Supplement to the Prospectus

         Notwithstanding anything to the contrary in the prospectus, the stock of Enron Corporation was liquidated from each Portfolio that held such stock due to serious adverse credit factors.



Supplement Dated:  November 29, 2001